EXHIBIT 99.2

                                                        MONTHLY OPERATING REPORT

     CASE NAME: KITTY HAWK AIRCARGO, INC.               ACCRUAL BASIS

     CASE NUMBER: 00-42142-BJH-11                       02/13/95, RWD, 2/96

     JUDGE: BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCRTCOURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2000

     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


     RESPONSIBLE  PARTY:

     /s/ DREW KEITH                                    CHIEF FINANCIAL OFFICER
     ---------------------------------------------   ---------------------------
     ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                   TITLE

     DREW KEITH                                             07/20/00
     ---------------------------------------------   ---------------------------
     PRINTED NAME OF RESPONSIBLE PARTY                          DATE

     PREPARER:

     /s/ KEVIN K. CRAIG                              CONTROLLER, KITTY HAWK INC.
     ---------------------------------------------   ---------------------------
     ORIGINAL SIGNATURE OF PREPARER                            TITLE

     KEVIN K. CRAIG                                         07/20/00
     ---------------------------------------------   ---------------------------
     PRINTED NAME OF PREPARER                                   DATE

                                                        MONTHLY OPERATING REPORT

      CASE NAME: KITTY HAWK AIRCARGO, INC.              ACCRUAL BASIS-1

      CASE  NUMBER:  00-42142-BJH-11                    02/13/95, RWD, 2/96

      COMPARATIVE  BALANCE  SHEET

      ----------------------------------------------------------------------------------------------------------------------------
                                                                                MONTH              MONTH             MONTH
                                                            SCHEDULE      --------------------------------------------------------
      ASSETS                                                 AMOUNT                MAY, 2000        JUNE, 2000
      ----------------------------------------------------------------------------------------------------------------------------
      1.    UNRESTRICTED CASH                                     $16,904            $20,429           $20,429
      ----------------------------------------------------------------------------------------------------------------------------
      2.    RESTRICTED CASH                                            $0                 $0                $0
      ----------------------------------------------------------------------------------------------------------------------------
      3.    TOTAL CASH                                            $16,904            $20,429           $20,429                 $0
      ----------------------------------------------------------------------------------------------------------------------------
      4.    ACCOUNTS RECEIVABLE (NET)                         $29,303,045        $17,146,971       $16,167,323
      ----------------------------------------------------------------------------------------------------------------------------
      5.    INVENTORY                                          $1,508,508         $1,160,182        $1,208,579
      ----------------------------------------------------------------------------------------------------------------------------
      6.    NOTES RECEIVABLE                                           $0                 $0                $0
      ----------------------------------------------------------------------------------------------------------------------------
      7.    PREPAID EXPENSES                                   $2,294,717        $10,657,762       $11,616,499
      ----------------------------------------------------------------------------------------------------------------------------
      8.    OTHER (ATTACH LIST)                              $111,256,463       ($28,936,431)     ($38,934,645)
      ----------------------------------------------------------------------------------------------------------------------------
      9.    TOTAL CURRENT ASSETS                             $144,379,636            $48,913       ($9,921,815)                $0
      ----------------------------------------------------------------------------------------------------------------------------
      10.   PROPERTY, PLANT & EQUIPMENT                      $166,772,560       $207,844,633      $211,987,519
      ----------------------------------------------------------------------------------------------------------------------------
      11.   LESS: ACCUMULATED
            DEPRECIATION / DEPLETION                                   $0        $40,994,725       $43,649,585
      ----------------------------------------------------------------------------------------------------------------------------
      12.   NET PROPERTY, PLANT &
            EQUIPMENT                                        $166,772,560       $166,849,908      $168,337,934                 $0
      ----------------------------------------------------------------------------------------------------------------------------
      13.   DUE FROM INSIDERS                                                             $0                $0
      ----------------------------------------------------------------------------------------------------------------------------
      14.   OTHER ASSETS - NET OF
            AMORTIZATION (ATTACH LIST)                                 $0         $4,114,561        $4,196,373
      ----------------------------------------------------------------------------------------------------------------------------
      15.   OTHER (ATTACH LIST)                                        $0                 $0                $0
      ----------------------------------------------------------------------------------------------------------------------------
      16.   TOTAL ASSETS                                     $311,152,196       $171,013,382      $162,612,492                 $0
      ----------------------------------------------------------------------------------------------------------------------------
      POSTPETITION LIABILITIES
      ----------------------------------------------------------------------------------------------------------------------------
      17.   ACCOUNTS PAYABLE                                                      $6,752,281        $2,072,384
      ----------------------------------------------------------------------------------------------------------------------------
      18.   TAXES PAYABLE                                                           $658,318                $0
      ----------------------------------------------------------------------------------------------------------------------------
      19.   NOTES PAYABLE                                                                 $0                $0
      ----------------------------------------------------------------------------------------------------------------------------
      20.   PROFESSIONAL FEES                                                             $0                $0
      ----------------------------------------------------------------------------------------------------------------------------
      21.   SECURED DEBT                                                                  $0                $0
      ----------------------------------------------------------------------------------------------------------------------------
      22.   OTHER (ATTACH LIST)                                                   $7,903,201        $9,222,890
      ----------------------------------------------------------------------------------------------------------------------------
      23.   TOTAL POSTPETITION
            LIABILITIES                                                          $15,313,800       $11,295,274                 $0
      ----------------------------------------------------------------------------------------------------------------------------
      PREPETITION LIABILITIES
      ----------------------------------------------------------------------------------------------------------------------------
      24.   SECURED DEBT                                                         $34,150,000       $31,900,000
      ----------------------------------------------------------------------------------------------------------------------------
      25.   PRIORITY DEBT                                      $2,177,962                 $0                $0
      ----------------------------------------------------------------------------------------------------------------------------
      26.   UNSECURED DEBT                                   $184,252,878        $23,065,355       $22,028,840
      ----------------------------------------------------------------------------------------------------------------------------
      27.   OTHER (ATTACH LIST)                                        $0        $27,851,301       $27,452,979
      ----------------------------------------------------------------------------------------------------------------------------
      28.   TOTAL PREPETITION LIABILITIES                    $186,430,840        $85,066,656       $81,381,819                 $0
      ----------------------------------------------------------------------------------------------------------------------------
      29.   TOTAL LIABILITIES                                $186,430,840       $100,380,456       $92,677,093                 $0
      ----------------------------------------------------------------------------------------------------------------------------
      EQUITY
      ----------------------------------------------------------------------------------------------------------------------------
      30.   PREPETITION OWNERS' EQUITY                                           $69,645,449       $69,645,449
      ----------------------------------------------------------------------------------------------------------------------------
      31.   POSTPETITION CUMULATIVE
            PROFIT OR (LOSS)                                                        $987,477          $289,950
      ----------------------------------------------------------------------------------------------------------------------------
      32.   DIRECT CHARGES TO EQUITY
            (ATTACH EXPLANATION)                                                          $0                $0
      ----------------------------------------------------------------------------------------------------------------------------
      33.   TOTAL EQUITY                                               $0        $70,632,926       $69,935,399                 $0
      ----------------------------------------------------------------------------------------------------------------------------
      34.   TOTAL LIABILITIES &
            OWNERS' EQUITY                                   $186,430,840       $171,013,382      $162,612,492                 $0
      ----------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE NAME: KITTY HAWK AIRCARGO, INC.              ACCRUAL BASIS-2

      CASE NUMBER: 00-42142-BJH-11                      02/13/95, RWD, 2/96

      -------------------------------------------------------
      INCOME STATEMENT
      ---------------------------------------------------------------------------------------------------------------------------
                                                        MONTH            MONTH                          MONTH       QUARTER
      REVENUES                                         MAY, 2000       JUNE, 2000                                    TOTAL
      ---------------------------------------------------------------------------------------------------------------------------
      1.    GROSS REVENUES                           $18,152,582      $17,625,480                                    $35,778,062
      ---------------------------------------------------------------------------------------------------------------------------
      2.    LESS: RETURNS & DISCOUNTS                         $0                                                              $0
      ---------------------------------------------------------------------------------------------------------------------------
      3.    NET REVENUE                              $18,152,582      $17,625,480                           $0       $35,778,062
      ---------------------------------------------------------------------------------------------------------------------------
      COST OF GOODS SOLD
      ---------------------------------------------------------------------------------------------------------------------------
      4.    MATERIAL                                          $0                                                              $0
      ---------------------------------------------------------------------------------------------------------------------------
      5.    DIRECT LABOR                                      $0                                                              $0
      ---------------------------------------------------------------------------------------------------------------------------
      6.    DIRECT OVERHEAD                                   $0                                                              $0
      ---------------------------------------------------------------------------------------------------------------------------
      7.    TOTAL COST OF GOODS SOLD                          $0               $0                           $0                $0
      ---------------------------------------------------------------------------------------------------------------------------
      8.    GROSS PROFIT                             $18,152,582      $17,625,480                           $0       $35,778,062
      ---------------------------------------------------------------------------------------------------------------------------
      OPERATING EXPENSES
      ---------------------------------------------------------------------------------------------------------------------------
      9.    OFFICER / INSIDER COMPENSATION               $31,250          $31,250                                        $62,500
      ---------------------------------------------------------------------------------------------------------------------------
      10.   SELLING & MARKETING                             $600               $0                                           $600
      ---------------------------------------------------------------------------------------------------------------------------
      11.   GENERAL & ADMINISTRATIVE                  $1,100,981         $983,974                                     $2,084,955
      ---------------------------------------------------------------------------------------------------------------------------
      12.   RENT & LEASE                              $2,809,242       $3,003,294                                     $5,812,536
      ---------------------------------------------------------------------------------------------------------------------------
      13.   OTHER (ATTACH LIST)                      $12,089,872      $14,289,919                                    $26,379,791
      ---------------------------------------------------------------------------------------------------------------------------
      14.   TOTAL OPERATING EXPENSES                 $16,031,945      $18,308,437                           $0       $34,340,382
      ---------------------------------------------------------------------------------------------------------------------------
      15.   INCOME BEFORE NON-OPERATING
            INCOME & EXPENSE                          $2,120,637        ($682,957)                          $0        $1,437,680
      ---------------------------------------------------------------------------------------------------------------------------
      OTHER INCOME & EXPENSES
      ---------------------------------------------------------------------------------------------------------------------------
      16.   NON-OPERATING INCOME (ATT. LIST)              $2,015               $0                                         $2,015
      ---------------------------------------------------------------------------------------------------------------------------
      17.   NON-OPERATING EXPENSE (ATT. LIST)                 $0               $0                                             $0
      ---------------------------------------------------------------------------------------------------------------------------
      18.   INTEREST EXPENSE                            $459,639         $405,008                                       $864,647
      ---------------------------------------------------------------------------------------------------------------------------
      19.   DEPRECIATION / DEPLETION                          $0               $0                                             $0
      ---------------------------------------------------------------------------------------------------------------------------
      20.   AMORTIZATION                                 $13,188          $13,188                                        $26,376
      ---------------------------------------------------------------------------------------------------------------------------
      21.   OTHER (ATTACH LIST)                               $0          ($2,440)                                       ($2,440)
      ---------------------------------------------------------------------------------------------------------------------------
      22.   NET OTHER INCOME & EXPENSES                 $474,842         $415,756                           $0          $890,598
      ---------------------------------------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
       ---------------------------------------------------------------------------------------------------------------------------
      23.   PROFESSIONAL FEES                                 $0               $0                                             $0
      ---------------------------------------------------------------------------------------------------------------------------
      24.   U.S. TRUSTEE FEES                                 $0             $500                                           $500
      ---------------------------------------------------------------------------------------------------------------------------
      25.   OTHER (ATTACH LIST)                               $0               $0                                             $0
      ---------------------------------------------------------------------------------------------------------------------------
      26.   TOTAL REORGANIZATION EXPENSES                     $0             $500                           $0              $500
      ---------------------------------------------------------------------------------------------------------------------------
      27.   INCOME TAX                                  $658,319        ($439,686)                                      $218,633
      ---------------------------------------------------------------------------------------------------------------------------
      28.   NET PROFIT (LOSS)                         $987,476        ($659,527)                          $0          $327,949
      ---------------------------------------------------------------------------------------------------------------------------

                                                        Monthly Operating Report

      CASE NAME: KITTY HAWK AIRCARGO, INC.              ACCRUAL BASIS-3

      CASE NUMBER: 00-42142-BJH-11                      02/13/95, RWD, 2/96

      -------------------------------------------------------------------------------------------------------------------------
      CASH RECEIPTS AND                                       MONTH              MONTH              MONTH           QUARTER
      DISBURSEMENTS                                          MAY, 2000         JUNE, 2000                            TOTAL
      -------------------------------------------------------------------------------------------------------------------------
      1.  CASH - BEGINNING OF MONTH                             $17,232            $20,429          $20,429            $17,232
      -------------------------------------------------------------------------------------------------------------------------
      RECEIPTS FROM OPERATIONS
      -------------------------------------------------------------------------------------------------------------------------
      2.  CASH SALES                                                 $0                 $0                                  $0
      -------------------------------------------------------------------------------------------------------------------------
      COLLECTION  OF  ACCOUNTS  RECEIVABLE
      -------------------------------------------------------------------------------------------------------------------------
      3.  PREPETITION                                                $0                 $0                                  $0
      -------------------------------------------------------------------------------------------------------------------------
      4.  POSTPETITION                                      $26,863,194        $15,059,409                         $41,922,603
      -------------------------------------------------------------------------------------------------------------------------
      5.  TOTAL OPERATING RECEIPTS                          $26,863,194        $15,059,409               $0        $41,922,603
      -------------------------------------------------------------------------------------------------------------------------
      NON - OPERATING RECEIPTS
      -------------------------------------------------------------------------------------------------------------------------
      6.  LOANS & ADVANCES (ATTACH LIST)                             $0                 $0                                  $0
      -------------------------------------------------------------------------------------------------------------------------
      7.  SALE OF ASSETS                                             $0                 $0                                  $0
      -------------------------------------------------------------------------------------------------------------------------
      8.  OTHER (ATTACH LIST)                              ($26,859,997)      ($15,046,797)                       ($41,906,794)
      -------------------------------------------------------------------------------------------------------------------------
      9.  TOTAL NON-OPERATING RECEIPTS                     ($26,859,997)      ($15,046,797)              $0       ($41,906,794)
      -------------------------------------------------------------------------------------------------------------------------
      10. TOTAL RECEIPTS                                         $3,197            $12,612               $0            $15,809
      -------------------------------------------------------------------------------------------------------------------------
      11. TOTAL CASH AVAILABLE                                  $20,429            $33,041          $20,429            $33,041
      -------------------------------------------------------------------------------------------------------------------------
      OPERATING DISBURSEMENTS
      -------------------------------------------------------------------------------------------------------------------------
      12. NET PAYROLL                                                                                                       $0
      -------------------------------------------------------------------------------------------------------------------------
      13. PAYROLL TAXES PAID                                                                                                $0
      -------------------------------------------------------------------------------------------------------------------------
      14. SALES, USE & OTHER TAXES PAID                                                                                     $0
      -------------------------------------------------------------------------------------------------------------------------
      15. SECURED / RENTAL / LEASES                                                                                         $0
      -------------------------------------------------------------------------------------------------------------------------
      16. UTILITIES                                                                                                         $0
      -------------------------------------------------------------------------------------------------------------------------
      17. INSURANCE                                                                                                         $0
      -------------------------------------------------------------------------------------------------------------------------
      18. INVENTORY PURCHASES                                                                                               $0
      -------------------------------------------------------------------------------------------------------------------------
      19. VEHICLE EXPENSES                                                                                                  $0
      -------------------------------------------------------------------------------------------------------------------------
      20. TRAVEL                                                                                                            $0
      -------------------------------------------------------------------------------------------------------------------------
      21. ENTERTAINMENT                                                                                                     $0
      -------------------------------------------------------------------------------------------------------------------------
      22. REPAIRS & MAINTENANCE                                                    $12,612                             $12,612
      -------------------------------------------------------------------------------------------------------------------------
      23. SUPPLIES                                                                                                          $0
      -------------------------------------------------------------------------------------------------------------------------
      24. ADVERTISING                                                                                                       $0
      -------------------------------------------------------------------------------------------------------------------------
      25. OTHER (ATTACH LIST)                                                                                               $0
      -------------------------------------------------------------------------------------------------------------------------
      26. TOTAL OPERATING DISBURSEMENTS                              $0            $12,612               $0            $12,612
      -------------------------------------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
      -------------------------------------------------------------------------------------------------------------------------
      27. PROFESSIONAL FEES                                          $0                 $0                                  $0
      -------------------------------------------------------------------------------------------------------------------------
      28. U.S. TRUSTEE FEES                                          $0                 $0                                  $0
      -------------------------------------------------------------------------------------------------------------------------
      29. OTHER (ATTACH LIST)                                        $0                 $0                                  $0
      -------------------------------------------------------------------------------------------------------------------------
      30. TOTAL REORGANIZATION EXPENSES                              $0                 $0               $0                 $0
      -------------------------------------------------------------------------------------------------------------------------
      31. TOTAL DISBURSEMENTS                                        $0            $12,612               $0            $12,612
      -------------------------------------------------------------------------------------------------------------------------
      32. NET CASH FLOW                                          $3,197                 $0               $0             $3,197
      -------------------------------------------------------------------------------------------------------------------------
      33. CASH - END OF MONTH                                   $20,429            $20,429          $20,429            $20,429
      -------------------------------------------------------------------------------------------------------------------------

                                                        Monthly Operating Report

      CASE NAME: KITTY HAWK AIRCARGO, INC.              ACCRUAL BASIS-4

      CASE NUMBER: 00-42142-BJH-11                      02/13/95, RWD, 2/96

      ------------------------------------------------------------------------------------------------------------------------------
                                                                 SCHEDULE               MONTH              MONTH             MONTH
      ACCOUNTS RECEIVABLE AGING                                   AMOUNT               MAY, 2000         JUNE, 2000
      ------------------------------------------------------------------------------------------------------------------------------
      1.    0-30                                                  $27,808,237        $11,318,856        $11,720,136
      ------------------------------------------------------------------------------------------------------------------------------
      2.    31-60                                                    $648,873         $3,988,996         $2,101,878
      ------------------------------------------------------------------------------------------------------------------------------
      3.    61-90                                                    $923,454           $587,963         $1,907,558
      ------------------------------------------------------------------------------------------------------------------------------
      4.    91+                                                      ($77,519)         ($308,522)          $277,459
      ------------------------------------------------------------------------------------------------------------------------------
      5.    TOTAL ACCOUNTS RECEIVABLE                             $29,303,045        $15,587,293        $16,007,031              $0
      ------------------------------------------------------------------------------------------------------------------------------
      6.    AMOUNT CONSIDERED UNCOLLECTIBLE
      ------------------------------------------------------------------------------------------------------------------------------
      7.    ACCOUNTS RECEIVABLE  (NET)                           $29,303,045        $15,587,293        $16,007,031              $0
      ------------------------------------------------------------------------------------------------------------------------------
      AGING OF POSTPETITION TAXES AND PAYABLES                                            MONTH: JUNE, 2000
      ------------------------------------------------------------------------------------------------------------------------------
                                                       0-30             31-60             61-90             91+
      TAXES PAYABLE                                    DAYS             DAYS              DAYS              DAYS             TOTAL
      ------------------------------------------------------------------------------------------------------------------------------
      1.    FEDERAL                                       $0               $0                 $0                 $0              $0
      ------------------------------------------------------------------------------------------------------------------------------
      2.    STATE                                    $64,094               $0                 $0                 $0         $64,094
      ------------------------------------------------------------------------------------------------------------------------------
      3.    LOCAL                                                          $0                 $0                 $0              $0
      ------------------------------------------------------------------------------------------------------------------------------
      4.    OTHER (ATTACH LIST)                                            $0                 $0                 $0              $0
      ------------------------------------------------------------------------------------------------------------------------------
      5.    TOTAL TAXES PAYABLE                      $64,094               $0                 $0                 $0         $64,094
      ------------------------------------------------------------------------------------------------------------------------------
      6.    ACCOUNTS PAYABLE                      $1,729,486         $342,898                 $0                 $0      $2,072,384
      ------------------------------------------------------------------------------------------------------------------------------
      STATUS OF POSTPETITION TAXES                                                     MONTH: JUNE, 2000
      ------------------------------------------------------------------------------------------------------------------------------
                                                                BEGINNING           AMOUNT                              ENDING
                                                                   TAX          WITHHELD AND/          AMOUNT             TAX
      FEDERAL                                                   LIABILITY*        0R ACCRUED            PAID           LIABILITY
      ------------------------------------------------------------------------------------------------------------------------------
      1.    WITHHOLDING**                                                  $0         $1,775,165         $1,775,165              $0
      ------------------------------------------------------------------------------------------------------------------------------
      2.    FICA-EMPLOYEE**                                                $0                                                    $0
      ------------------------------------------------------------------------------------------------------------------------------
      3.    FICA-EMPLOYER**                                                $0                                                    $0
      ------------------------------------------------------------------------------------------------------------------------------
      4.    UNEMPLOYMENT                                                   $0                                                    $0
      ------------------------------------------------------------------------------------------------------------------------------
      5.    INCOME                                                   $658,317          ($658,317)                                $0
      ------------------------------------------------------------------------------------------------------------------------------
      6.    OTHER (ATTACH LIST)                                            $0                                                    $0
      ------------------------------------------------------------------------------------------------------------------------------
      7.    TOTAL  FEDERAL  TAXES                                    $658,317         $1,116,848         $1,775,165              $0
      ------------------------------------------------------------------------------------------------------------------------------
      STATE AND LOCAL
      ------------------------------------------------------------------------------------------------------------------------------
      8.    WITHHOLDING                                                    $0                                                    $0
      ------------------------------------------------------------------------------------------------------------------------------
      9.    SALES                                                          $0                                                    $0
      ------------------------------------------------------------------------------------------------------------------------------
      10.   EXCISE                                                         $0            $64,094                            $64,094
      ------------------------------------------------------------------------------------------------------------------------------
      11.   UNEMPLOYMENT                                                   $0                                                    $0
      ------------------------------------------------------------------------------------------------------------------------------
      12.   REAL PROPERTY                                                  $0                                                    $0
      ------------------------------------------------------------------------------------------------------------------------------
      13.   PERSONAL PROPERTY                                              $0                                                    $0
      ------------------------------------------------------------------------------------------------------------------------------
      14.   OTHER (ATTACH LIST)                                            $0                                                    $0
      ------------------------------------------------------------------------------------------------------------------------------
      15.   TOTAL STATE & LOCAL                                            $0            $64,094                 $0         $64,094
      ------------------------------------------------------------------------------------------------------------------------------
      16.   TOTAL TAXES                                              $658,317         $1,180,942         $1,775,165         $64,094
      ------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        Monthly Operating Report

      CASE NAME: KITTY HAWK AIRCARGO, INC.              ACCRUAL BASIS-5

      CASE NUMBER: 00-42142-BJH-11                      02/13/95, RWD, 2/96

      The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH: JUNE, 2000

      -----------------------------------------------------------------------------------------------------------------------
      BANK RECONCILIATIONS                                     Account #1      Account #2      Account #3
      -----------------------------------------------------------------------------------------------------------------------
      A.          BANK:                                        Bank One
      -----------------------------------------------------------------------------------------------------
      B.           ACCOUNT NUMBER:                             100130152                                          TOTAL
      -----------------------------------------------------------------------------------------------------
      C.           PURPOSE (TYPE):                          Operating Account
      -----------------------------------------------------------------------------------------------------------------------
      1.    BALANCE PER BANK STATEMENT                                    $0                                              $0
      -----------------------------------------------------------------------------------------------------------------------
      2.    ADD: TOTAL DEPOSITS NOT CREDITED                              $0                                              $0
      -----------------------------------------------------------------------------------------------------------------------
      3.    SUBTRACT: OUTSTANDING CHECKS                                  $0                                              $0
      -----------------------------------------------------------------------------------------------------------------------
      4.    OTHER RECONCILING ITEMS                                       $0                                              $0
      -----------------------------------------------------------------------------------------------------------------------
      5.    MONTH END BALANCE PER BOOKS                                   $0              $0              $0              $0
      -----------------------------------------------------------------------------------------------------------------------
      6.    NUMBER OF LAST CHECK WRITTEN
      -----------------------------------------------------------------------------------------------------------------------
      INVESTMENT ACCOUNTS
      -----------------------------------------------------------------------------------------------------------------------
                                                                DATE OF          TYPE OF        PURCHASE         CURRENT
      BANK, ACCOUNT NAME & NUMBER                               PURCHASE       INSTRUMENT         PRICE           VALUE
      -----------------------------------------------------------------------------------------------------------------------
      7.
      -----------------------------------------------------------------------------------------------------------------------
      8.
      -----------------------------------------------------------------------------------------------------------------------
      9.
      -----------------------------------------------------------------------------------------------------------------------
      10.
      -----------------------------------------------------------------------------------------------------------------------
      11.   TOTAL INVESTMENTS                                                                             $0              $0
      -----------------------------------------------------------------------------------------------------------------------
      CASH
      -----------------------------------------------------------------------------------------------------------------------
      12.   CURRENCY ON HAND                                                                                         $20,429
      -----------------------------------------------------------------------------------------------------------------------
      13.   TOTAL CASH - END OF MONTH                                                                                $20,429
      -----------------------------------------------------------------------------------------------------------------------

                                                        Monthly Operating Report

     CASE NAME: KITTY HAWK AIRCARGO, INC.               ACCRUAL BASIS-6

     CASE NUMBER: 00-42142-BJH-11                       02/13/95, RWD, 2/96

                                                        MONTH: JUNE, 2000

     PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
     CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


     ------------------------------------------------------------------------------------------------------------------------
                                                           INSIDERS
     ------------------------------------------------------------------------------------------------------------------------
                                                                 TYPE OF                             AMOUNT       TOTAL PAID
                 NAME                                            PAYMENT                              PAID          TO DATE
     ------------------------------------------------------------------------------------------------------------------------
     1. Clark Stevens                                             Salary                             $14,583         $29,167
     ------------------------------------------------------------------------------------------------------------------------
     2. Donny Scott                                               Salary                              $8,333         $16,667
     ------------------------------------------------------------------------------------------------------------------------
     3. Susan Hawley                                              Salary                              $8,333         $16,667
     ------------------------------------------------------------------------------------------------------------------------
     4.
     ------------------------------------------------------------------------------------------------------------------------
     5.
     ------------------------------------------------------------------------------------------------------------------------
     6. TOTAL  PAYMENTS
        TO  INSIDERS                                                                                 $31,250         $62,500
     ------------------------------------------------------------------------------------------------------------------------
                                                           PROFESSIONALS
     -----------------------------------------------------------------------------------------------------------------------------
                                            DATE OF COURT                                                               TOTAL
                                          ORDER AUTHORIZING          AMOUNT          AMOUNT          TOTAL PAID       INCURRED
                      NAME                     PAYMENT              APPROVED          PAID            TO DATE        & UNPAID *
     -----------------------------------------------------------------------------------------------------------------------------
     1. SEE KITTY HAWK, INC. MOR - CASE# 00-42141-BJH-11
     -----------------------------------------------------------------------------------------------------------------------------
     2.
     -----------------------------------------------------------------------------------------------------------------------------
     3.
     -----------------------------------------------------------------------------------------------------------------------------
     4.
     -----------------------------------------------------------------------------------------------------------------------------
     5.
     -----------------------------------------------------------------------------------------------------------------------------
     6. TOTAL PAYMENTS
        TO PROFESSIONALS                                                      $0              $0                 $0            $0
     -----------------------------------------------------------------------------------------------------------------------------

     * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

     ---------------------------------------------------------------------------------------------------------------
     POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
     PROTECTION PAYMENTS
     ---------------------------------------------------------------------------------------------------------------

     ---------------------------------------------------------------------------------------------------------------
                                                                    SCHEDULED        AMOUNTS
                                                                     MONTHLY          PAID             TOTAL
                                                                    PAYMENTS         DURING            UNPAID
                     NAME OF CREDITOR                                  DUE            MONTH         POSTPETITION
     ---------------------------------------------------------------------------------------------------------------
     1. PEGASUS                                                         $286,256        $604,847                 $0
     ---------------------------------------------------------------------------------------------------------------
     2. REPUBLIC                                                         $72,756        $142,208                 $0
     ---------------------------------------------------------------------------------------------------------------
     3. WREN                                                             $25,000         $48,070                 $0
     ---------------------------------------------------------------------------------------------------------------
     4. WELLS FARGO                                                   $3,162,417      $3,162,417                 $0
     ---------------------------------------------------------------------------------------------------------------
     5. SEE ATTACHED                                                  $1,621,863      $3,146,274           $114,010
     ---------------------------------------------------------------------------------------------------------------
     6. TOTAL                                                         $5,168,292      $7,103,816           $114,010
     ---------------------------------------------------------------------------------------------------------------

                                                        Monthly Operating Report

      CASE NAME: KITTY HAWK AIRCARGO, INC.              ACCRUAL  BASIS-7

      CASE  NUMBER:  00-42142-BJH-11                    02/13/95, RWD, 2/96

                                                        MONTH: JUNE, 2000

      QUESTIONNAIRE
      -----------------------------------------------------------------------------------------------------
                                                                                       YES         NO
      -----------------------------------------------------------------------------------------------------
      1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                         X
           THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
      -----------------------------------------------------------------------------------------------------
      2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                           X
           OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
      -----------------------------------------------------------------------------------------------------
      3.   ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR                                   X
           LOANS) DUE FROM RELATED PARTIES?
      -----------------------------------------------------------------------------------------------------
      4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                       X
           THIS REPORTING PERIOD?
      -----------------------------------------------------------------------------------------------------
      5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                         X
           DEBTOR FROM ANY PARTY?
      -----------------------------------------------------------------------------------------------------
      6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                             X
      -----------------------------------------------------------------------------------------------------
      7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                       X
           PAST DUE?
      -----------------------------------------------------------------------------------------------------
      8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                         X
      -----------------------------------------------------------------------------------------------------
      9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                               X
      -----------------------------------------------------------------------------------------------------
      10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                           X
           DELINQUENT?
      -----------------------------------------------------------------------------------------------------
      11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                          X
           REPORTING PERIOD?
      -----------------------------------------------------------------------------------------------------
      12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                          X
      -----------------------------------------------------------------------------------------------------

      IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
      EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

      4)  Wire Transfer of 05/01/00 to OAS was reclassed as a pre-petition pre-payment application $119,667
      -----------------------------------------------------------------------------------------------------
      4)  Aircraft Lease & Maintenance Reserve Payments (See attached $916,848)
      -----------------------------------------------------------------------------------------------------
      INSURANCE
      -----------------------------------------------------------------------------------------------------
                                                                                       YES         NO
      -----------------------------------------------------------------------------------------------------
      1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                       X
           NECESSARY INSURANCE COVERAGES IN EFFECT?
      -----------------------------------------------------------------------------------------------------
      2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                       X
      -----------------------------------------------------------------------------------------------------
      3.   PLEASE ITEMIZE POLICIES BELOW.
      -----------------------------------------------------------------------------------------------------

      IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
      HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
      AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
      -----------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------
      -----------------------------------------------------------------------------------------------------
                                        INSTALLMENT  PAYMENTS
      -----------------------------------------------------------------------------------------------------
                TYPE  OF                                                               PAYMENT AMOUNT
                 POLICY                   CARRIER           PERIOD COVERED               & FREQUENCY
      -----------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------
           SEE KITTY HAWK, INC. MOR - CASE # 00-42141-BJH-11
      -----------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------

CASE NAME:  KITTY HAWK AIRCARGO, INC.

CASE  NUMBER:  00-42142-BJH-11

Details of Other Items                                    JUNE, 2000


ACCRUAL BASIS-1

8.   OTHER  (ATTACH  LIST)                              $(38,934,645)Reported
                                              -----------------------
        Intercompany Receivables                         (43,005,094)
        Deposits - State Street Bank (TA Air)              3,534,695
        Deposits - Ventura Aerospace                          65,125
        Deposits - Rent                                      112,723
        Deposits - Misc                                      238,125
        Intangible - Mather                                  119,781
                                              -----------------------
                                                         (38,934,645)Detail
                                              -----------------------
                                                                   - Difference


14.  OTHER  (ATTACH  LIST)                               $ 4,196,373 Reported
                                              -----------------------
        Deposits - Aircraft Leases                         2,864,400
        Intangible - ATAZ STC                              1,331,973
                                              -----------------------
                                                           4,196,373 Detail
                                              -----------------------
                                                                   - Difference

22.  OTHER  (ATTACH  LIST)                               $ 9,222,890 Reported
                                              -----------------------
        Accrued A/P                                        1,350,394
        Accrued Salaries & Wages                             505,129
        Accrued 401K & Misc PR Deductions                    411,739
        Accrued Fuel Exp                                   5,398,888
        Accrued Maintenance Reserves                       1,300,823
        Accrued Fed Income Tax (Post)                        255,917
                                              -----------------------
                                                           9,222,890 Detail
                                              -----------------------
                                                                   - Difference

27.  OTHER (ATTACH LIST)                                $ 27,452,979 Reported
                                              -----------------------
        Accrued A/P                                       12,601,546
        Accrued Maintenance Reserves                      10,267,512
        Accrued Fed Income Tax (Pre)                       3,332,363
        Accrued Taxes - Other                                    630
        FINOVA Equip Accrued                                 404,928
        Pegasus Lease Incentive                              846,000

CASE NAME:  KITTY HAWK AIRCARGO, INC.

CASE  NUMBER:  00-42142-BJH-11

Details of Other Items                                    JUNE, 2000

                                              -----------------------
                                                          27,452,979 Detail
                                              -----------------------
                                                                   - Difference

ACCRUAL BASIS-2
13.  OTHER (ATTACH LIST)                                 $14,289,919 Reported
                                              -----------------------
        Aircraft Expense                                   2,770,054
        Maintenance                                        3,849,140
        Fuel                                               1,014,004
        Ops Wages-Flight                                   3,091,773
        Ops Wages-Grnd                                       743,427
        Ground Handling                                    1,013,327
        Other Operating Exp                                1,808,194

                                              -----------------------
                                                          14,289,919 Detail
                                              -----------------------
                                                                   - Difference

#    OTHER INCOME (ATT.  LIST)                               ($2,440)Reported
                                              -----------------------
        Gain on Sale of Assets                                (2,440)Detail
                                              -----------------------
                                                                   - Difference
ACCRUAL BASIS-3

8.   OTHER  (ATTACH  LIST)                               (15,046,797)Reported
                                              -----------------------
        Transfer to Inc - all money sweeps               (15,046,797)Detail
                                              -----------------------
           to KH Inc. Case #400-42141                              - Difference
                                              -----------------------